EXHIBIT 23.1

                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 19, 1999, included in Main Street and Main Incorporated's Form 10-K for the year ended December 28, 1998, and to all references to our firm included in this registration statement.


                                                 /s/ Arthur Andersen LLP


Phoenix, Arizona,
  April 30, 1999.